UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2025
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
5956 Sherry Lane, Suite 700, Dallas, TX 75225	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Capital Market
Common Stock, $0.001 Par Value	CMCT	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters of a Vote of Security Holders
The Annual Meeting of Stockholders (the “Annual Meeting”) of Creative Media & Community Trust Corporation (the “Company”) was held on August 1, 2025. A total of 429,718 shares were represented in person or by proxy, representing 56.94% of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, all of which are described in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on June 27, 2025.

1.Election of Directors

	For	Withheld	Broker Non-Votes
Douglas Bech	111,681	18,757	299,280
John Hope Bryant	120,949	9,489	299,280
Marcie Edwards	115,016	15,422	299,280
Shaul Kuba	118,990	11,448	299,280
Richard Ressler	121,644	8,794	299,280
Avraham Shemesh	113,576	16,862	299,280
Elaine Wong	118,355	12,083	299,280
The directors will continue to serve as directors until such time as their successors are duly elected and qualified.

2.    Approval, By a Non-Binding Vote, of Executive Compensation

For	107,854
Against	18,998
Abstentions	3,586
Broker Non-Votes	299,280

The foregoing proposal was approved by the votes set forth above.

3.    Ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	424,552
Against	2,134
Abstentions	3,032
Broker Non-Votes	—
The foregoing proposal was approved by the votes set forth above.

4.    Approval of an amendment to the Company’s charter to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), by a ratio of 1:4.

For	361,091
Against	63,079
Abstentions	5,548
Broker Non-Votes	—
The foregoing proposal was not approved by the votes set forth above.

5.    Approval of an amendment to the Company’s charter to effect a reverse stock split of the Common Stock by a ratio of 1:7.

For	350,926
Against	73,020
Abstentions	5,772
Broker Non-Votes	—
The foregoing proposal not was approved by the votes set forth above.

6.    Approval of an amendment to the Company’s charter to effect a reverse stock split of the Common Stock by a ratio of 1:10.

For	351,939
Against	72,000
Abstentions	5,779
Broker Non-Votes	—
The foregoing proposal was not approved by the votes set forth above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: August 7, 2025	By:	/s/ Barry N. Berlin Barry N. Berlin Chief Financial Officer